Unaudited Pro Forma Condensed Balance Sheets
As of March 31, 2024

	As Reported	Transaction Accounting Adjustments
(in millions, except for share data)	AIG	Corebridge (Note a)	Pro Forma Adjustments	Notes	AIG Pro Forma
Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value, net of allowance	$232,487	$(168,787)	$125	c	$63,825
Other bond securities, at fair value	5,403	(4,653)	—		750
Equity securities, at fair value	797	(76)	—		721
Mortgage and other loans receivable, net of allowance	52,475	(46,296)	(1,686)	c	4,493
Other invested assets	15,977	(9,956)	9,080	c, e	15,101
Short-term investments	15,077	(4,144)	—		10,933
Total investments	322,216	(233,912)	7,519		95,823
Cash	1,816	(359)	876	f	2,333
Accrued investment income	2,698	(2,131)	(6)	c	561
Premiums and other receivables, net of allowance	11,293	(685)	—		10,608
Reinsurance assets - Fortitude Re, net of allowance	29,732	(26,078)	—		3,654
Reinsurance assets - other, net of allowance	38,833	(1,592)	—		37,241
Deferred income taxes	14,376	(8,136)	(537)	h	5,703
Deferred policy acquisition costs	12,111	(10,007)	—		2,104
Market risk benefit assets, at fair value	1,172	(1,172)	—		—
Other assets, net of allowance	12,313	(2,444)	377	h	10,246
Separate account assets, at fair value	95,173	(95,173)	—		—
Assets held for sale	2,388	(2,349)	—		39
Total assets	$544,121	$(384,038)	$8,229		$168,312
Liabilities:
Liability for unpaid losses and loss adjustment expenses, net of allowance	$70,060	$—	—		$70,060
Unearned premiums	17,831	(10)	—		17,821
Future policy benefits for life and accident and health insurance contracts	58,985	(57,587)	—		1,398
Policyholder contract deposits	163,698	(163,698)	—		—
Market risk benefit liabilities, at fair value	5,167	(5,167)	—		—
Other policyholder funds	3,315	(2,864)	—		451
Fortitude Re funds withheld payable	28,789	(25,323)	—		3,466
Other liabilities	28,245	(9,444)	—		18,801
Long-term debt	19,318	(9,436)	—		9,882
Debt of consolidated investment entities	2,617	(1,398)	(1,052)	c	167
Separate account liabilities	95,173	(95,173)	—		—
Liabilities held for sale	1,813	(1,773)	—		40
Total liabilities	495,011	(371,873)	(1,052)		122,086
Contingencies, commitments and guarantees
AIG shareholders’ equity:
Preferred stock	—	—	—		—
Common stock	4,766	—	—		4,766
Treasury stock, at cost	(60,603)	—	—		(60,603)
Additional paid-in capital	75,625	—	(456)	f	75,169
Retained earnings	38,466	(13,938)	9,737	g	34,265
Accumulated other comprehensive loss	(14,869)	7,485	—		(7,384)
Total AIG shareholders’ equity	43,385	(6,453)	9,281		46,213
Non-redeemable noncontrolling interests	5,725	(5,712)	—		13
Total equity	49,110	(12,165)	9,281		46,226
Total liabilities and equity	$544,121	$(384,038)	$8,229		$168,312

Unaudited Pro Forma Condensed Income Statement
March 31, 2024

	As Reported	Transaction Accounting Adjustments
(in millions, except for share data)	AIG	Corebridge (Note a)	Pro Forma Adjustments	Notes	AIG - Pro Forma
Revenues:
Premiums	$8,167	$(2,295)	$—		$5,872
Policy fees	714	(714)	—		—
Total net investment income	3,904	(2,963)	1,994	c, d, e	2,935
Total net realized gains (losses)	(424)	348	—		(76)
Other income	217	(215)	—		2
Total revenues	12,578	(5,839)	1,994		8,733
Benefits, losses and expenses:
Policyholder benefits and losses incurred	6,320	(2,807)	—		3,513
Change in the fair value of market risk benefits, net	(369)	369	—		—
Interest credited to policyholder account balances	1,204	(1,204)	—		—
Amortization of deferred policy acquisition costs	1,104	(266)	—		838
General operating and other expenses	2,014	(825)	—		1,189
Interest expense	260	(130)	(6)	c	124
Loss on extinguishment of debt	—	—	—		—
Net (gain) loss on divestitures and other	(6)	5	—		(1)
Total benefits, losses and expenses	10,527	(4,858)	(6)		5,663
Income (loss) from continuing operations before income taxes	2,051	(981)	2,000		3,070
Income tax (benefit) expense	451	(178)	405	h	678
Income (loss) from continuing operations	1,600	(803)	1,595		2,392
Net income (loss) attributable to noncontrolling interests	384	28	(412)	g	—
Net income attributable to AIG	1,216	(831)	2,007		2,392
Less: Dividends on preferred stock	22	—	—		22
Net income attributable to AIG common shareholders	$1,194	$(831)	$2,007		$2,370
Income from continuing operations per share of common stock:
Basic	$1.75				$3.47
Diluted	$1.74				$3.44
Weighted average shares outstanding:
Basic	682,576,848				682,576,848
Diluted	687,961,518				687,961,518

Unaudited Pro Forma Condensed Income Statement
December 31, 2023

	As Reported	Transaction Accounting Adjustments
(in millions, except for share data)	AIG	Corebridge (Note a)	Validus (Note b)	CRS (Note b)	Pro Forma Adjustments	Notes	AIG - Pro Forma
Revenues:
Premiums	$33,254	$(7,690)	$(2,322)	$(323)	$—		$22,919
Policy fees	2,797	(2,797)	—	—	—		—
Total net investment income	14,592	(11,255)	(184)	(1)	1,444	c, d, e	4,596
Total net realized gains (losses)	(4,608)	3,578	88	—	—		(942)
Other income	767	(756)	—	—	—		11
Total revenues	46,802	(18,920)	(2,418)	(324)	1,444		26,584
Benefits, losses and expenses:
Policyholder benefits and losses incurred	24,755	(9,364)	(1,303)	(272)	—		13,816
Change in the fair value of market risk benefits, net	2	(2)	—	—	—		—
Interest credited to policyholder account balances	4,424	(4,424)	—	—	—		—
Amortization of deferred policy acquisition costs	4,808	(1,037)	(591)	(1)	—		3,179
General operating and other expenses	8,499	(3,257)	(126)	(28)			5,088
Interest expense	1,136	(562)	(29)	—	(26)	c	519
Loss on extinguishment of debt	(37)	—	(21)	—	—		(58)
Net (gain) loss on divestitures and other	(643)	697	—	—	—		54
Total benefits, losses and expenses	42,944	(17,949)	(2,070)	(301)	(26)		22,598
Income (loss) from continuing operations before income taxes	3,858	(971)	(348)	(23)	1,470		3,986
Income tax (benefit) expense	(20)	72	(65)	(5)	319	h	301
Income (loss) from continuing operations	3,878	(1,043)	(283)	(18)	1,151		3,685
Net income (loss) attributable to noncontrolling interests	235	59	—	—	(294)	g	—
Net income attributable to AIG	3,643	(1,102)	(283)	(18)	1,445		3,685
Less: Dividends on preferred stock	29	—	—	—	—		29
Net income attributable to AIG common shareholders	$3,614	$(1,102)	$(283)	$(18)	$1,445		$3,656
Income from continuing operations per share of common stock:
Basic	$5.02						$5.08
Diluted	$4.98						$5.04
Weighted average shares outstanding:
Basic	719,506,291						719,506,291
Diluted	725,233,068						725,233,068

Unaudited Pro Forma Condensed Income Statement
December 31, 2022

	As Reported	Transaction Accounting Adjustments
(in millions, except for share data)	AIG	Corebridge (Note a)	Pro Forma Adjustments	Notes	AIG - Pro Forma
Revenues:
Premiums	$31,856	$(5,091)	$—		$26,765
Policy fees	2,913	(2,913)	—		—
Total net investment income	11,767	(9,917)	2	c, d	1,852
Total net realized gains (losses)	7,064	(6,272)	—		792
Other income	850	(817)	—		33
Total revenues	54,450	(25,010)	2		29,442
Benefits, losses and expenses:
Policyholder benefits and losses incurred	22,176	(6,716)	—		15,460
Change in the fair value of market risk benefits, net	(958)	958	—		—
Interest credited to policyholder account balances	3,744	(3,744)	—		—
Amortization of deferred policy acquisition costs	4,557	(1,013)	—		3,544
General operating and other expenses	9,122	(3,464)	—		5,658
Interest expense	1,125	(427)	(24)	c	674
Loss on extinguishment of debt	303	—	—		303
Net (gain) loss on divestitures and other	82	71	—		153
Total benefits, losses and expenses	40,151	(14,335)	(24)		25,792
Income (loss) from continuing operations before income taxes	14,299	(10,675)	26		3,650
Income tax (benefit) expense	3,025	(2,128)	(41)	h	856
Income (loss) from continuing operations	11,274	(8,547)	67		2,794
Net income (loss) attributable to noncontrolling interests	1,046	(175)	(871)	g	—
Net income attributable to AIG	10,228	(8,372)	938		2,794
Less: Dividends on preferred stock	29	—	—		29
Net income attributable to AIG common shareholders	$10,199	$(8,372)	$938		$2,765
Income from continuing operations per share of common stock:
Basic	$13.10				$3.55
Diluted	$12.94				$3.51
Weighted average shares outstanding:
Basic	778,621,118				778,621,118
Diluted	787,941,750				787,941,750

Unaudited Pro Forma Condensed Income Statement
December 31, 2021

	As Reported	Transaction Accounting Adjustments
(in millions, except for share data)	AIG	Corebridge (Note a)	Pro Forma Adjustments	Notes	AIG - Pro Forma
Revenues:
Premiums	$31,285	$(5,666)	$—		$25,619
Policy fees	3,005	(3,005)	—		—
Total net investment income	14,612	(11,713)	381	c, d	3,280
Total net realized gains (losses)	2,271	(1,765)	—		506
Other income	984	(987)	—		(3)
Total revenues	52,157	(23,136)	381		29,402
Benefits, losses and expenses:
Policyholder benefits and losses incurred	23,785	(7,402)	—		16,383
Change in the fair value of market risk benefits, net	(447)	447	—		—
Interest credited to policyholder account balances	3,570	(3,570)	—		—
Amortization of deferred policy acquisition costs	4,524	(946)	—		3,578
General operating and other expenses	8,728	(2,949)	—		5,779
Interest expense	1,305	(401)	(25)	c	879
Loss on extinguishment of debt	389	(74)	—		315
Net (gain) loss on divestitures and other	(3,044)	3,035	—		(9)
Total benefits, losses and expenses	38,810	(11,860)	(25)		26,925
Income (loss) from continuing operations before income taxes	13,347	(11,276)	406		2,477
Income tax (benefit) expense	2,441	(2,030)	(19)	h	392
Income (loss) from continuing operations	10,906	(9,246)	425		2,085
Net income (loss) attributable to noncontrolling interests	539	(426)	(113)	g	—
Net income attributable to AIG	10,367	(8,820)	538		2,085
Less: Dividends on preferred stock	29	—	—		29
Net income attributable to AIG common shareholders	$10,338	$(8,820)	$538		$2,056
Income from continuing operations per share of common stock:
Basic	$12.10				$2.41
Diluted	$11.95				$2.38
Weighted average shares outstanding:
Basic	854,320,449				854,320,449
Diluted	864,884,879				864,884,879

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

As discussed below, the detail for certain pro forma adjustments is as follows:

	As of 3/31/2024
Retained interest in investment entities	$628	(c)
Equity investment in Corebridge	8,452	(e)
Other invested assets adjustment	$9,080

	Three months ended	Twelve months ended
	March 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Income/(loss) from investment entities	$(35)	$(60)	$97	$464	(c)
Investment management fees charged to AIG from Corebridge	(7)	(34)	(95)	(83)	(d)
Corebridge equity income - fair value changes and dividends	2,036	1,538	—	—	(e)
Total net investment income adjustments	$1,994	$1,444	$2	$381

(a)Reflects the deconsolidation of Corebridge's assets, liabilities and equity after intercompany eliminations. The pro forma income statements for each period presented reflects Corebridge as discontinued operations after intercompany eliminations and Corebridge will be presented as discontinued operations within our future filings beginning with our Form 10-Q for the quarter ended June 30, 2024.
(b)Reflects the 2023 disposals of Validus and CRS, which did not meet the criteria for discontinued operations. These adjustments are not required in the years prior to their disposition. The adjustments are reflected to enhance comparability to AIG's future income statements.
(c)Upon deconsolidation of Corebridge, certain intercompany investment entities will no longer be consolidated by AIG. The pro forma adjustments recognize (i) the deconsolidation of the investment entities' assets and debt (ii) AIG's retained interest in these entities which are either classified as available for sale securities or equity method investments, and (iii) the net investment income adjustments as described above. See net investment income adjustments above.
(d)Relates to intercompany investment management fees charged to AIG from Corebridge, which were previously eliminated upon consolidation. These services for certain of AIG's investments are expected to continue after the Separation.
(e)Reflects the retention by AIG of 48.4 percent of the outstanding common shares of Corebridge. AIG elected the fair value option to account for its investment in Corebridge at the time of deconsolidation. The pro forma net investment income reflects the fair value change in Corebridge’s common stock and dividends received for the year ended December 31, 2023 and the three months ended March 31, 2024. The pro forma equity income of Corebridge is not reflected in 2022 and 2021 income statements. In accordance with Article 11, the results of Corebridge are reflected as discontinued operations in 2024, 2023, 2022 and 2021.
(f)Represents the cash received by AIG following the May 30, 2024 sale of 30.0 million shares (representing approximately 5 percent of the total Corebridge outstanding common stock). The total effect is recorded in AIG's shareholders' equity.
(g)Reflects the deconsolidation of Corebridge after intercompany eliminations as follows: (i) Retained earnings adjustment to remove the net assets of Corebridge of $12,165 million, (ii) non-controlling interests of $5,712 million and (iii) recognition of accumulated other comprehensive loss of $7,485 million, and (iv) the removal of non-controlling interest for each income statement presented. The impact of the pro forma adjustment column represents the establishment of the retained interest in Corebridge at fair value, as well as the establishment of our retained interest in previously consolidated investment entities as described in note (c).
(h)The income tax pro forma adjustments recognize (i) tax expense which reflects the application of the relevant statutory tax rates to the jurisdictional mix of income including pre-tax pro forma adjustments described above and certain tax allocations and (ii) for the balance sheet (a) a tax receivable of $377 million due from Corebridge that has not been settled before the date of Separation and (b) the tax impact of the sale of an approximate 5 percent interest in Corebridge and establishment of a deferred tax liability related to the book and tax basis difference in AIG’s remaining interest in Corebridge.